Investment Property Under Development	12 Months Ended
Dec. 31, 2017
Investment Property under Development [Abstract]
INVESTMENT PROPERTY UNDER DEVELOPMENT
NOTE 12:-	INVESTMENT PROPERTY UNDER DEVELOPMENT

a.	Movement and composition

	December 31
	2017	2016
	NIS in millions
Balance as of January 1	2,212	2,612
Acquisitions and development costs	356	454
Transfers from (to) investment property, net	25	(470)
Transfer to assets held for sale due to discontinued operation	-	(94)
Deconsolidation	(499)	-
Transfer to inventory	-	(15)
Dispositions	(92)	(121)
Valuation losses, net	(105)	(122)
Foreign exchange differences	10	(32)
Balance as of December 31	1,907	2,212

Composition:
Lands held for sale (note 7)	5	99
Land for future development	1,400	1,538
Investment property under development	502	575
	1,907	2,212

b.	The fair value of investment property under development that includes shopping centers and other retail sites is determined based on market conditions, using the Residual Method based upon DCF. The fair value is determined by the Group companies’ managements and the external independent appraisers with recognized professional expertise and vast experience as to the location and category of the property being valued. The estimated fair value is based on the expected future cash flows from the completed project using yields adjusted to reflect the relevant development risks, including construction risk and lease up risk, that are higher than the current yields of similar completed property. The remaining estimated costs for completion are deducted from the estimated value of the completed project, as above.

Lands for future development are measured at fair value, using among other the Comparative Method (52.8% in fair value terms). In the implementation of the Comparison Method, the external appraisers and Group companies’ managements rely on market prices of similar properties, applying necessary adjustments (for location, size, etc.), and in cases where comparison transactions are not available, using the Residual Method as above, based on market yields adjusted as applicable.

The investment property under development and lands are measured at level 3 according to the fair value hierarchy. In 2017 there were no transfers of investment property under development and lands from level 3 and to level 3.

As of December 31, 2017, the fair value of approximately 89.4% of the investment property under development and lands has been assessed by external appraisers (approximately 89.4% during 2017), and the remainder was performed internally using standard valuation techniques, inter alia, based on market inputs received from the external appraisers.

c.	During 2017, the Group capitalized to property under development borrowing costs amounting to NIS 6 million (in 2016 - NIS 89 million). In 2016 direct incremental costs, including payroll expenses, amounting to NIS 20 million.

d.	Below is a sensitivity analysis of the fair value of investment property under development, excluding projects and land that are immaterial to the financial statements (impact on pre-tax income (loss)):

	Northern Europe	Central and Eastern Europe	Israel	Brazil
December 31, 2017
Increase of 5% in expected project cost	(36)	(41)	(3)	-
Increase of 5% in expected NOI	61	51	-	-
Increase of 25 basis points in capitalization rate	(56)	(28)	-	-
Decrease of 25 basis points in capitalization rate	62	35	-	-
Increase of 5% in the selling price per sq.m	-	20	12	-

*) Including properties under redevelopment.

e.	As of December 31, 2017, the group owns 6 land plots under leasehold (2016-9 land plots) with a total value of NIS 320 million (2016 - NIS 620 million).

f.	As for charges, refer to Note 28.